Exhibit 99.1

Infinera Corporation Reports First Quarter 2015 Financial Results

Sunnyvale, California - April 21, 2015 - Infinera Corporation (NASDAQ: INFN), provider of Intelligent Transport Networks, today released financial results for the first quarter of 2015 ended March 28, 2015.

Revenue for the quarter was $186.9 million compared to $186.3 million in the fourth quarter of 2014 and $142.8 million in the first quarter of 2014.

GAAP gross margin for the quarter was 47.2% compared to 45.3% in the fourth quarter of 2014 and 40.9% in the first quarter of 2014. GAAP operating margin for the quarter was 8.1% compared to an operating margin of 6.9% in the fourth quarter of 2014 and an operating loss of 0.7% in the first quarter of 2014.

GAAP net income for the quarter was $12.4 million, or $0.09 per diluted share, compared to net income of $8.4 million, or $0.06 per diluted share, in the fourth quarter of 2014, and a net loss of $4.4 million, or $0.04 per share, in the first quarter of 2014.

Non-GAAP gross margin for the quarter was 47.8% compared to 46.1% in the fourth quarter of 2014 and 41.8% in the first quarter of 2014. Non-GAAP operating margin for the quarter was 12.2% compared to 11.0% in the fourth quarter of 2014 and 3.9% in the first quarter of 2014.

Non-GAAP net income for the quarter was $22.1 million, or $0.16 per diluted share, compared to $18.0 million, or $0.13 per diluted share, in the fourth quarter of 2014, and $4.2 million, or $0.03 per diluted share, in the first quarter of 2014.

The above non-GAAP measures exclude non-cash stock-based compensation expenses, acquisition-related costs and the amortization of debt discount on Infinera’s convertible senior notes. A further explanation of the use of non-GAAP financial information and a reconciliation of the non-GAAP financial measures to the GAAP equivalents can be found at the end of this release.

“Our excellent first quarter performance reflects a continuation of the momentum we have built over the past few years. We continue to grow profitability as our broad customer base experiences the value of our differentiated products and superior service,” said Tom Fallon, Infinera’s Chief Executive Officer. “I believe we are in an optimal position with customers that are building the largest networks the fastest. In 2015 and beyond, we intend to continue growing our business profitably, as we expand our total available market across optical transport.”

Conference Call Information
Infinera will host a conference call for analysts and investors to discuss its first quarter of 2015 results and its outlook for the second quarter of 2015 today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the Investor Relations section of Infinera’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 90 days. To hear the replay, parties in the United States and Canada should call 1-800-945-3032. International parties can access the replay at 1-203-369-3499.

Contacts:
Media: Anna Vue	Investors: Jeff Hustis
Tel. +1 (916) 595-8157	Tel. +1 (408) 213-7150
avue@infinera.com	jhustis@infinera.com

About Infinera
Infinera provides Intelligent Transport Networks for network operators, enabling reliable, easy to operate, high-capacity optical networks. Infinera leverages its unique large scale photonic integrated circuits to deliver innovative optical networking solutions for the most demanding network environments. Intelligent Transport Networks enable carriers, Cloud network operators, governments and enterprises to automate, converge and scale their data center, metro, long-haul and subsea optical networks. To learn more about Infinera visit www.infinera.com, follow us on Twitter @Infinera and read our latest blog posts at blog.infinera.com.

Forward-Looking Statements
This press release contains certain forward-looking statements based on current expectations, forecasts and assumptions that involve risks and uncertainties, including Infinera’s ability to remain in an optimal position with customers that are building the largest networks the fastest; and Infinera’s ability to continue to grow profitably and expand our total available market across optical transport. These statements are based on information available to Infinera as of the date hereof and actual results could differ materially from those stated or implied due to risks and uncertainties. Such forward-looking statements can be identified by forward-looking words such as "anticipated," "believed," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. The risks and uncertainties that could cause Infinera’s results to differ materially from those expressed or implied by such forward-looking statements include delays in the development and introduction of Infinera’s products and market acceptance of these products; the effect of changes in product pricing or mix, and/or increases in component costs could have on Infinera’s gross margin; Infinera’s reliance on single-source suppliers; aggressive business tactics by Infinera’s competitors; Infinera’s ability to protect Infinera’s intellectual property; claims by others that Infinera infringes their intellectual property; war, terrorism, public health issues, natural disasters, and other circumstances that could disrupt supply, delivery or demand of products; Infinera’s ability to respond to rapid technological changes; and other risks detailed in Infinera’s SEC filings from time to time. More information on potential factors that may impact Infinera’s business are set forth in its Annual Report on Form 10-K for the year ended on December 27, 2014 as filed with the SEC on February 18, 2015, as well as subsequent reports filed with or furnished to the SEC from time to time. These reports are available on Infinera’s website at www.infinera.com and the SEC’s website at www.sec.gov. Infinera assumes no obligation to, and does not currently intend to, update any such forward-looking statements.

Use of Non-GAAP Financial Information
In addition to disclosing financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP measures that exclude non-cash stock-based compensation expenses, acquisition-related costs and amortization of debt discount on Infinera’s convertible senior notes. Infinera believes these adjustments are appropriate to enhance an overall understanding of its underlying financial performance and also its prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for its planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income (loss), basic and diluted net income (loss) per share, gross margin or operating margin prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations. For a description of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measures, please see the section titled, “GAAP to Non-GAAP Reconciliations.” Infinera anticipates disclosing forward-looking non-GAAP information in its conference call to discuss its first quarter 2015 results, including an estimate of non-GAAP earnings for the second quarter of 2015 that excludes non-cash stock-based compensation expenses, acquisition-related costs and amortization of debt discount on Infinera’s convertible senior notes.

A copy of this press release can be found on the Investor Relations page of Infinera’s website at www.infinera.com.

Infinera and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation
GAAP Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 28, 2015	March 29, 2014
Revenue:
Product	$160,843	$124,242
Services	26,019	18,573
Total revenue	186,862	142,815
Cost of revenue:
Cost of product	89,506	78,438
Cost of services	9,244	5,971
Total cost of revenue	98,750	84,409
Gross profit	88,112	58,406
Operating expenses:
Research and development	39,257	29,346
Sales and marketing	21,042	17,862
General and administrative	12,656	12,254
Total operating expenses	72,955	59,462
Income (loss) from operations	15,157	(1,056)
Other income (expense), net:
Interest income	414	336
Interest expense	(2,890)	(2,677)
Other gain (loss), net	301	(729)
Total other income (expense), net	(2,175)	(3,070)
Income (loss) before income taxes	12,982	(4,126)
Provision for income taxes	616	248
Net income (loss)	$12,366	$(4,374)
Net income (loss) per common share:
Basic	$0.10	$(0.04)
Diluted	$0.09	$(0.04)
Weighted average shares used in computing net income (loss) per common share:
Basic	127,840	121,352
Diluted	137,304	121,352

Infinera Corporation
GAAP to Non-GAAP Reconciliations
(In thousands, except percentages and per share data)
(Unaudited)

	Three Months Ended
	March 28, 2015	December 27, 2014	March 29, 2014
Reconciliation of Gross Profit:
U.S. GAAP as reported	$88,112	$84,343	$58,406
Stock-based compensation(1)	1,243	1,472	1,284
Non-GAAP as adjusted	$89,355	$85,815	$59,690
Reconciliation of Gross Margin:
U.S. GAAP as reported	47.2%	45.3%	40.9%
Stock-based compensation(1)	0.6%	0.8%	0.9%
Non-GAAP as adjusted	47.8%	46.1%	41.8%
Reconciliation of Income (Loss) from Operations:
U.S. GAAP as reported	$15,157	$12,866	$(1,056)
Stock-based compensation(1)	7,208	7,547	6,672
Acquisition-related costs(2)	462	—	—
Non-GAAP as adjusted	$22,827	$20,413	$5,616
Reconciliation of Operating Margin:
U.S. GAAP as reported	8.1%	6.9%	(0.7)%
Stock-based compensation(1)	3.9%	4.1%	4.6%
Acquisition-related costs(2)	0.2%	—%	—%
Non-GAAP as adjusted	12.2%	11.0%	3.9%
Reconciliation of Net Income (Loss):
U.S. GAAP as reported	$12,366	$8,410	$(4,374)
Stock-based compensation(1)	7,208	7,547	6,672
Acquisition-related costs(2)	462	—	—
Amortization of debt discount(3)	2,057	2,006	1,860
Non-GAAP as adjusted	$22,093	$17,963	$4,158
Net Income (Loss) per Common Share - Basic:
U.S. GAAP as reported	$0.10	$0.07	$(0.04)
Non-GAAP as adjusted	$0.17	$0.14	$0.03
Net Income (Loss) per Common Share - Diluted:
U.S. GAAP as reported	$0.09	$0.06	$(0.04)
Non-GAAP as adjusted	$0.16	$0.13	$0.03
Weighted Average Shares Used in Computing Net Income (Loss) per Common Share - U.S. GAAP:
Basic	127,840	125,830	121,352
Diluted	137,304	133,072	121,352
Weighted Average Shares Used in Computing Net Income (Loss) per Common Share - Non-GAAP:
Basic	127,840	125,830	121,352
Diluted	137,304	133,072	125,435

_____________________________

(1)
Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation effective January 1, 2006. The following table summarizes the effects of stock-based compensation related to employees and non-employees (in thousands):

	Three Months Ended
	March 28, 2015	December 27, 2014	March 29, 2014
Cost of revenue	$482	$500	$452
Research and development	2,578	2,439	2,138
Sales and marketing	1,721	1,960	1,720
General and administration	1,666	1,676	1,530
	6,447	6,575	5,840
Cost of revenue - amortization from balance sheet*	761	972	832
Total stock-based compensation expense	$7,208	$7,547	$6,672

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

(2)
In April 2015, Infinera announced its offer to acquire Transmode AB, a leader in metro packet-optical networking. Acquisition-related costs include legal and other professional fees and have been adjusted in arriving at Infinera's non-GAAP results because management believes that these expenses are not indicative of ongoing operating performance and provides a better indication of Infinera's underlying business performance.

(3)
Under GAAP, certain convertible debt instruments that may be settled in cash on conversion are required to be separately accounted for as liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer’s non-convertible debt borrowing rate. Accordingly, for GAAP purposes, Infinera is required to amortize as a debt discount an amount equal to the fair value of the conversion option that was recorded in equity as interest expense on its $150 million 1.75% convertible debt issuance in May 2013 over the term of the notes. These amounts have been adjusted in arriving at Infinera's non-GAAP results because management believes that this non-cash expense is not indicative of ongoing operating performance and provides a better indication of Infinera's underlying business performance.

Infinera Corporation
Condensed Consolidated Balance Sheets
(In thousands, except par values)
(Unaudited)

	March 28, 2015	December 27, 2014
ASSETS
Current assets:
Cash and cash equivalents	$118,623	$86,495
Short-term investments	215,080	239,628
Accounts receivable, net of allowance for doubtful accounts of $20 in 2015 and $38 in 2014	131,224	154,596
Inventory	157,195	146,500
Prepaid expenses and other current assets	23,112	24,636
Total current assets	645,234	651,855
Property, plant and equipment, net	82,661	81,566
Long-term investments	69,835	59,233
Cost-method investment	14,500	14,500
Long-term restricted cash	5,108	5,460
Other non-current assets	5,692	5,402
Total assets	$823,030	$818,016
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$50,183	$61,533
Accrued expenses	28,061	26,441
Accrued compensation and related benefits	24,406	38,795
Accrued warranty	11,453	12,241
Deferred revenue	36,757	35,321
Total current liabilities	150,860	174,331
Long-term debt, net	118,951	116,894
Accrued warranty, non-current	14,086	14,799
Deferred revenue, non-current	12,119	10,758
Other long-term liabilities	19,179	19,327
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value
Authorized shares - 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value
Authorized shares - 500,000 as of March 28, 2015 and December 27, 2014
Issued and outstanding shares - 129,094 as of March 28, 2015 and 126,160 as of December 27, 2014	129	126
Additional paid-in capital	1,090,676	1,077,225
Accumulated other comprehensive loss	(4,510)	(4,618)
Accumulated deficit	(578,460)	(590,826)
Total stockholders’ equity	507,835	481,907
Total liabilities and stockholders’ equity	$823,030	$818,016

Infinera Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	March 28, 2015	March 29, 2014
Cash Flows from Operating Activities:
Net income (loss)	$12,366	$(4,374)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	6,586	6,314
Amortization of debt discount and issuance costs	2,234	2,020
Amortization of premium on investments	954	828
Stock-based compensation expense	7,208	6,672
Other gain	(19)	(20)
Changes in assets and liabilities:
Accounts receivable	23,391	(6,762)
Inventory	(12,103)	(3,354)
Prepaid expenses and other assets	1,141	(3,797)
Accounts payable	(10,317)	(2,080)
Accrued liabilities and other expenses	(12,895)	(13,448)
Deferred revenue	2,797	(909)
Accrued warranty	(1,501)	3,477
Net cash provided by (used in) operating activities	19,842	(15,433)
Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(80,022)	(80,223)
Proceeds from sale of available-for-sale investments	2,001	—
Proceeds from maturities of investments	91,280	57,063
Purchase of property and equipment	(7,367)	(5,608)
Change in restricted cash	352	(479)
Net cash provided by (used in) investing activities	6,244	(29,247)
Cash Flows from Financing Activities:
Proceeds from issuance of common stock	10,131	7,054
Minimum tax withholding paid on behalf of employees for net share settlement	(3,950)	(1,619)
Net cash provided by financing activities	6,181	5,435
Effect of exchange rate changes on cash	(139)	164
Net change in cash and cash equivalents	32,128	(39,081)
Cash and cash equivalents at beginning of period	86,495	124,330
Cash and cash equivalents at end of period	$118,623	$85,249
Supplemental disclosures of cash flow information:
Cash paid for income taxes, net of refunds	$897	$303
Supplemental schedule of non-cash financing activities:
Transfer of inventory to fixed assets	$1,403	$603

Infinera Corporation
Supplemental Financial Information
(Unaudited)

	Q2’13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15
Revenue ($ Mil)	$138.4	$142.0	$139.1	$142.8	$165.4	$173.6	$186.3	$186.9
Gross Margin % (1)	38.9%	49.2%	41.4%	41.8%	43.3%	44.2%	46.1%	47.8%
Revenue Composition:
Domestic %	64%	73%	54%	78%	82%	70%	58%	68%
International %	36%	27%	46%	22%	18%	30%	42%	32%
Customers >10% of Revenue	—	3	1	2	2	1	1	2
Cash Related Information:
Cash from (Used in) Operations ($ Mil)	$17.9	$12.8	$25.8	$(15.4)	$10.3	$22.3	$18.7	$19.8
Capital Expenditures ($ Mil)	$4.5	$4.2	$7.5	$5.6	$4.4	$4.4	$8.8	$7.4
Depreciation & Amortization ($ Mil)	$6.3	$5.9	$6.0	$6.3	$6.5	$6.5	$6.6	$6.6
DSO’s	64	56	66	68	66	71	76	64
Inventory Metrics:
Raw Materials ($ Mil)	$9.8	$12.1	$14.3	$13.2	$11.2	$11.6	$15.2	$22.4
Work in Process ($ Mil)	$41.0	$45.7	$49.2	$47.8	$40.6	$44.4	$50.0	$45.9
Finished Goods ($ Mil)	$70.5	$65.7	$60.2	$65.5	$79.1	$74.8	$81.3	$88.9
Total Inventory ($ Mil)	$121.3	$123.5	$123.7	$126.5	$130.9	$130.8	$146.5	$157.2
Inventory Turns (2)	2.8	2.3	2.6	2.6	2.9	3.0	2.7	2.5
Worldwide Headcount	1,238	1,296	1,318	1,346	1,396	1,456	1,495	1,530

(1)	Amounts reflect non-GAAP results. Non-GAAP adjustments include non-cash stock-based compensation expense.

(2)	Infinera calculates non-GAAP inventory turns as annualized non-GAAP cost of revenue before adjustments for non-cash stock-based compensation expense divided by the average inventory for the quarter.